UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Private Credit Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GOLDMAN SACHS PRIVATE CREDIT CORP. 2025 Annual General Meeting Vote by July 27, 2025 11:59 PM ET GOLDMAN SACHS PRIVATE CREDIT CORP. 200 WEST STREET NEW YORK, NEW YORK 10282 V75694-P34860 You invested in GOLDMAN SACHS PRIVATE CREDIT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 28, 2025. Get informed before you vote View the Notice and Proxy Statement and 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and July 28, 2025 12:00 PM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/GSPVC2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect three Class II directors of the Company, who will serve until the 2028 annual meeting of stockholders and until his or her successor is duly elected and qualified. Nominees 1a. Katherine P. Uniacke For 1b. Jaime Ardila For 1c. Richard A. Mark For 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting For firm for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. *Please check the meeting materials for any special requirements for meeting attendance.

Goldman Sachs Private Credit Corp. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming annual meeting, which will be held on July 28, 2025. We must successfully complete this year’s annual meeting proxy process in advance of the date of the meeting in order not to adjourn the annual meeting. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials by calling 1-844-202-6576 or going to www.proxyvote.com. Please see below for the ways in which you can vote. Failure to obtain the required votes for all of the proposals will cause the annual meeting to be adjourned, and the meeting will need to be rescheduled until all voting requirements are met. FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL PROXY QUESTIONS? WWW.PROXYVOTE.COM/ WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING Call 1-844-202-6576 Please have your proxy card Call 1-844-202-6576 Vote by scanning the Mark, sign and date in hand when accessing the Monday to Friday, 9:00 a.m. Quick Response Code or your ballot and return website. There are easy-to-follow to 10:00 p.m. ET to speak “QR Code” on the Proxy it in the postage-paid directions to help you complete with a proxy specialist. Card/VIF enclosed. envelope provided. the electronic voting instruction WITH A PROXY CARD form. Call 1-800-690-6903 with a touch-tone phone to vote 91485-001    30May25 22:52 using an     automated system Page . 4 SAMPLE-LTR

YOUR VOTE MATTERS. We’ve made it easy, so take two Let’s Vote minutes right now on–any on it. device you prefer. Let your proxy vote be heard. PHONE TABLET PC Goldman Sachs Private Credit Corp. Go to: Proxyvote.com SAMPLE

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

Let’s Vote YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on–any on it. device you prefer. Let your proxy vote be heard. PHONE TABLET PC Go to: Proxyvote.com Goldman Sachs Private Credit Corp. P10927-EPB

Goldman Sachs Private Credit Corp. Our records indicate that you have not yet voted your shares. The annual shareholder meeting will be held on July 28, 2025. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. 0000 0000 0000 0000 Simply follow the instructions on the enclosed 0000 0000 0000 0000 form. For your convenience, we’ve highlighted NOTE: This is not an actual Control Number. where you can find your unique Control Number. Please refer to the proxy card for your unique Control Number. If you have questions or need assistance, please call 1-844-202-6576. FOUR WAYS TO VOTE 0000 0000 0000 0000 ONLINE PHONE QR CODE MAIL 0000 0000 0000 0000 WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING NOTE: This is not an actual Control Number. Please have your proxy card in hand Call 1-844-202-6576 Vote by scanning the Mark, sign and date your Please refer to the voting instruction form when accessing the website. There Monday to Friday, 9:00 a.m. Quick Response Code or ballot and return it in the for your unique Control Number. are easy-to-follow directions to help to 10:00 p.m. ET to speak with “QR Code” on the Proxy postage-paid envelope you complete the electronic voting a proxy specialist. Card/VIF enclosed. provided. instruction form. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

Solicitation Script (Inbound and Outbound) CLIENT NAME: GOLDMAN SACHS PRIVATE CREDIT CORP. Meeting Date: July 28, 2025 Dedicated Toll-Free Number: 1-844-202-6576 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for GOLDMAN SACHS PRIVATE CREDIT CORP. My name is <Agent Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Good day, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of GOLDMAN SACHS PRIVATE CREDIT CORP to confirm you have received the proxy materials for the annual meeting of shareholders scheduled for July 28, 2025. Have you received proxy materials? NEAR MEETING DATE OUTBOUND GREETING: Good day, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of GOLDMAN SACHS PRIVATE CREDIT CORP to confirm you have received the proxy materials for the annual meeting of shareholders scheduled in just a few days on July 28, 2025. Have you received proxy materials? ADJOURNMENT OUTBOUND GREETING: Good day, may I please speak with Mr./Ms. <full name as it appears on registration>? Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of GOLDMAN SACHS PRIVATE CREDIT CORP. Due to the lack of shareholder participation, the annual Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials? VOTING: Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. © 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge.com Broadridge 91485 logo are- registered 001    trademarks 30May25 of Broadridge Financial 22:52     Page 9 Solutions, Inc. CONFIDENTIAL INFORMATION

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 1-844-202-6576. Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>. IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>. IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposal(s) with you and record your vote immediately by phone. <Pause for response> AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSAL(S) REVIEWED: Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.> Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back toll-free at 1-844-202-6576. IF NOT INTERESTED: I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening. VOTING (ANY VOTE NEEDED): The company’s board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? © 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge.com Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. CONFIDENTIAL INFORMATION

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts? ANSWERING MACHINE MESSAGE: Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of GOLDMAN SACHS PRIVATE CREDIT CORP. You should have received proxy material electronically or in the mail concerning the annual Meeting of Shareholders to be held on July 28, 2025. Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote online, please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-844-202-6576 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES): Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of GOLDMAN SACHS PRIVATE CREDIT CORP. You should have received proxy material electronically or in the mail concerning the annual Meeting of Shareholders to be held on July 28, 2025. Your vote is very important. Please sign, date, and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote online, please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-844-202-6576 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. © 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge.com Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. CONFIDENTIAL INFORMATION

PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND—CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND—CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET). © 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge.com Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. CONFIDENTIAL INFORMATION

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GOLDMAN SACHS PRIVATE CREDIT CORP. 2025 Annual Meeting July 28, 2025 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of May 29, 2025 Vote Common Shares by: July 27, 2025 Control Number: 0123456789012345 This email represents the following share(s):

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*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Form 10-K | Notice of Meeting and Proxy Statement | Shareholder Letter | © 2025 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

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